UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 2, 2023
___________________
Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________

Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15 East 5th Street, Suite 1100, Tulsa, Oklahoma 74103
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 8, 2023, the Company issued a press release announcing financial results for the third quarter of fiscal 2023. The full text of the press release is attached as Exhibit 99 to this Current Report on Form 8-K. The information in this Item 2.02 and Exhibit 99 attached hereto is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 2, 2023, the Board of Directors (the “Board”) of the Company adopted and approved the Company’s Third Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”), effective immediately.
The Third Amended and Restated Bylaws, among other things:
•Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”), including requiring: (a) the stockholder’s nomination notice to include a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of shares entitled to vote on the election of directors; (b) the stockholder’s nomination notice to include a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (c) the stockholder to comply with the Universal Proxy Rules and provide reasonable evidence thereof prior to the stockholder meeting; and (d) the stockholder to use a proxy card color other than white, which is reserved for the exclusive use of the Board. (Article II, Sections 2, 4 and 6);
•Modify the provisions relating to availability of lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law (“DGCL”) (Article II, Section 5);
•Modify the provisions relating to adjournment procedures to reflect recent amendments to the DGCL (Article II, Section 8); and
•Modify the provisions relating to availability of lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL (Article II, Section 5).

The foregoing description of the updated provisions in the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Matrix Service Company (Effective May 2, 2023).

99	Press release dated May 8, 2023, announcing financial results for the third quarter of fiscal 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: May 8, 2023	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer